Exhibit 99


                                                                  MORGAN STANLEY
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              MORGAN STANLEY ABS CAPITAL ASSET BACKED CERTIFICATES
                             SERIES MSDWC 2002-HE2
                                   CLASS M-2A
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Class                   M-2A
Original Balance        31,141,000.00
Current Balance         31,141,000.00
Credit Rating           A2/A
Market Desc             A ARM Floater
Factor                  1.00000000
Settlement Date         07/26/2002
Dated Date              07/25/2002
First Payment Date      08/25/2002
Next Payment Date       08/25/2002
Payment Freq            Monthly
Interest Freq           Monthly
Coupon Formula          _1monthlibor + 1.2500 (UnCapped, 0.0000 Floor)
Delay                   0
Lead Manager            MSDW
Orig Deal Size          661,960,327.49
Num of Tranches         15
Deal Age                0
Cusip                   N/A
Yield Table Date        07/23/2002
Yield Frequency         Monthly
Yield Day Count         ACT/360

                           SCEN PXCALL
--------------------------------------
DM / PRICE
--------------------------------------
125.00                       99.99998
126.00                       99.95116
127.00                       99.90238
128.00                       99.85362
129.00                       99.80490
130.00                       99.75620
131.00                       99.70752
132.00                       99.65888
133.00                       99.61027
134.00                       99.56168
135.00                       99.51312
136.00                       99.46459
137.00                       99.41609
138.00                       99.36761
139.00                       99.31917
140.00                       99.27075
141.00                       99.22236
142.00                       99.17400
143.00                       99.12566
144.00                       99.07735
145.00                       99.02908
146.00                       98.98083
147.00                       98.93260
148.00                       98.88441
149.00                       98.83624
150.00                       98.78811
151.00                       98.74000
152.00                       98.69191
153.00                       98.64386
154.00                       98.59583
155.00                       98.54783
--------------------------------------
AVERAGE LIFE                   5.2725
FIRST PRIN                 09/25/2005
LAST PRIN                  06/25/2010
PAYMENT WINDOW                     58
ACCRUAL FACTOR                 0.0086
MOD DURATION @ 140.00          4.8105


                                                                     Page 1 of 2

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This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
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================================================================================
CUSTOM PREPAY MODELS


NAME          TYPE    MODEL SPECIFICATION
----          ----    -------------------
PPM1          aged    CPR 0-23 15 23
PPM2          aged    CPR 25


                                                                     Page 2 of 2

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This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.